Income Taxes	12 Months Ended
Sep. 30, 2011
Income Tax Disclosure [Abstract]
Income taxes
Income Taxes
 The provision (benefit) for income taxes consisted of the following:

	Year Ended September 30,
	2011	2010	2009
Current:
Federal	$55.6	53.7	63.9
State	7.1	6.9	8.2
Foreign	—	—	(0.2)
	62.7	60.6	71.9
Deferred:
Federal	(63.0)	(11.0)	(13.6)
State	(5.0)	(0.9)	(1.1)
Foreign	(1.0)	0.8	(1.4)
	(69.0)	(11.1)	(16.1)
Income tax (benefit) provision	$(6.3)	49.5	55.8

A reconciliation of income tax (benefit) provision with amounts computed at the statutory federal rate follows:

	Year Ended September 30,
	2011	2010	2009
	As Restated
Computed tax at federal statutory rate (35%)	$(150.7)	$49.5	$54.9
Non-deductible goodwill impairment loss	149.7	—	—
Domestic production activities deduction	(5.5)	(3.4)	(4.1)
State income taxes, net of effect on federal tax	(0.1)	3.6	4.4
Other, net (none in excess of 5% of computed tax)	0.3	(0.2)	0.6
	$(6.3)	$49.5	$55.8

 The effective tax rate for fiscal 2011 was 1.5% (negative) (as restated) compared to 35.0% for fiscal 2010 and 35.6% for fiscal 2009. The effective tax rate for fiscal 2011 was significantly affected by the non-deductible goodwill impairment loss, as shown above. For both fiscal 2011 and 2010, the effective tax rate was reduced by the effects of increases in the Domestic Production Activities Deduction (DPAD), and also impacted by minor effects of shifts between the relative amounts of domestic and foreign income. The DPAD is a U.S. federal deduction of a percentage of taxable income from domestic manufacturing. Taxable income is affected by not only pre-tax book income, but also temporary differences in the timing and amounts of certain tax deductions, including significant amounts related to impairments of intangible assets, depreciation of property, and postretirement benefits. In addition, for fiscal 2011, the DPAD percentage was increased from 6% to 9% of qualifying taxable income.
 Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets (liabilities) were as follows:

	September 30, 2011			September 30, 2010
	Assets	Liabilities	Net	Assets	Liabilities	Net
Current:
Accrued liabilities	$3.4	$—	$3.4	$3.5	$—	$3.5
Other items	0.4	—	0.4	0.7	(0.7)	—
	3.8	—	3.8	4.2	(0.7)	3.5
Noncurrent:
Property	—	(103.7)	(103.7)	—	(112.2)	(112.2)
Intangible assets	—	(282.7)	(282.7)	—	(339.9)	(339.9)
Pension and other postretirement benefits	38.5	—	38.5	32.8	—	32.8
Stock-based compensation awards	1.6	—	1.6	1.3	—	1.3
Foreign operating loss carryforwards	11.8	—	11.8	12.4	—	12.4
Other items	1.7	—	1.7	0.7	—	0.7
	53.6	(386.4)	(332.8)	47.2	(452.1)	(404.9)
Total deferred taxes	$57.4	$(386.4)	$(329.0)	$51.4	$(452.8)	$(401.4)

 For fiscal 2011, 2010, and 2009, foreign income (loss) before income taxes was $(3.7), $1.3, and $(5.2), respectively. As of September 30, 2011, Post had foreign operating loss carryforwards totaling approximately $43.8 which have expiration dates in 2028-2031. Because it is expected that sufficient taxable income will be generated to utilize those operating loss carryforwards before they expire, no valuation allowance has been recorded.
Post had no significant unrecognized tax benefits related to uncertain tax positions for the periods presented. Federal returns for tax years ended September 30, 2008 and later remain subject to examination, along with various state returns and Canadian returns for the same time period.